Exhibit 10.3

SUPPLEMENTAL FARM- OUT ASSIGNMENT

THIS FARM-OUT ASSIGNMENT made and entered into this the 10th day of December, 2007, by and between K & D ENERGY, a Kentucky Partnership, by Partners, Danny Thomasson, of P. O. Box 360, Bremen, Kentucky 42325, and Keith Conn, 85 Tyson Lane, Dunmore, Kentucky 42339, being all partners in the partnership, hereinafter ASSIGNOR and KY USA ENERGY, INC., C/O Steve Eversole, 321 Somerset Road, London, Kentucky 40741, hereinafter ASSIGNEE;

WITNESSETH: Whereas, ASSIGNOR owns certain oil and gas leases in West Central, Kentucky, more specifically described hereinafter and desire to do this Farm-Out Assignment to ASSIGNEE to form a core basis for a publicly traded company so that money can be raised to fully develop the project from which ASSIGNOR will receive a carried working interest and by their signatures below the parties agree to this Assignment on the following terms and conditions:

WHEREAS, ASSIGNOR has previously assigned the three (3) leases described below to ASSIGNEE, but these three (3) leases were about to expire; and

WHEREAS, ASSIGNOR has acquired a new lease to replace those that were about to expire and does now desire to assign the new leases under the same terms and conditions as set out in the previous assignment;

NOW, THEREFORE, for and in consideration of the above terms and conditions, and one dollar ($1.00) plus other good and valuable considerations, the receipt and sufficiency of which are acknowledged, the ASSIGNOR does hereby bargain, transfer and assign to ASSIGNEE the following described Oil and Gas Leases:

Lease Name	County	Lease Book/Page	Date	Acreage

Lakefield/Taylor	Muhlenberg	94/734	10/18/07	130
Freda/Jeff Johnston	Todd	22/697	10/8/07	323
Jeff Johnston	Christian	43/464	10/8/07	326

TO HAVE AND TO HOLD unto ASSIGNEE, its successors and assigns, a 75% Net Revenue Interest as the 100% Working Interest in above described leases, subject to all the aforesaid terms and conditions, as well as all terms and conditions in the original leases with only such Warranty of title as ASSIGNOR actually possesses, subject to all terms and conditions of a prior Assignment dated October 4, 2007 and recorded as follows:

Todd County	Lease Book 22, Page ______
Muhlenberg County	Lease Book 94, Page 697
Christian County	Lease Book 43, Page 484

ASSIGNOR does warrant that there are no undisclosed material defects in the above leases of which ASSIGNOR is aware and the ASSIGNOR has taken no action or made no omissions in actions that would render any of the above leases invalid or of no effect.

WITNESS the signatures of the parties hereto on this the ____ day of October, 2007.

K & D ENERGY

BY:
DANNY THOMASSON, Partner

BY:
KEITH CONN, Partner
By: Danny Thomas son, POA
ASSIGNOR

KY USA ENERGY, INC.

BY:
STEVE EVERSOLE
ASSIGNEE

COMMONWEALTH OF KENTUCKY

COUNTY OF____________________

SIGNED AND ACKNOWLEDGED to before me by K & D ENERGY, by and through its partner, DANNY THOMASSON, who personally appeared before me and known to me or satisfactorily identified by me, to be his free act and deed, on this the 10th day of October, 2007.

__________________________________
NOTARY PUBLIC
My Commission Expires:_____________

COMMONWEALTH OF KENTUCKY

COUNTY OF ______________

SIGNED AND ACKNOWLEDGED to before me by K & D ENERGY, by and through its partner, KEITH CONN, who personally appeared before me and known to me or satisfactorily identified by me, to be his free act and deed, on this the 10th day of October, 2007.

__________________________________
NOTARY PUBLIC
My Commission Expires:____________

COMMONWEALTH OF KENTUCKY

COUNTY OF ______________

SIGNED AND ACKNOWLEDGED to before me by KY USA ENERGY, INC. by and through STEVE EVERSOLE, who personally appeared before me or satisfactorily identified by me, to be his free act and deed, on this the 10th day of October, 2007.

___________________________________
NOTARY PUBLIC,
My Commission Expires:

THIS INSTRUMENT PREPARED BY:

BASIL LAW FIRM
231 West Main Street
Glasgow, Kentucky 42141
TELEPHONE: 270-651-9822
FAX: 270-651-8026

BY:
DANNY J. BASIL

My Documents,GG; Contracts; Farm-Out Assignment, K & D Energy